                                                                  EXHIBIT 10.2.2

                                                                December 1, 2005

THE A CONSULTING TEAM, INC.
200 Park Avenue South
Suite 1501
New York, New York 10003
     Attn: Shmuel BenTov

INTERNATIONAL OBJECT TECHNOLOGY, INC.
67 Walnut Street
Suite 308
Clark, New Jersey 07060
     Attn: Shmuel BenTov

          Re: RESTATED AND AMENDED LOAN AND SECURITY AGREEMENT DATED AS OF MARCH 23, 2004, BY AND BETWEEN THE A CONSULTING TEAM, INC., INTERNATIONAL OBJECT TECHNOLOGY, INC., AND KELTIC FINANCIAL PARTNERS, LP AS HERETOFORE AMENDED BY THE FOLLOWING:

               (a)  a letter modification dated as of March 23, 2005

               (b) an instrument of modification dated as of July 26, 2005 and entitled "Waiver to the Revolving Loan Agreement"

Dear Mr. BenTov:

     THE A CONSULTING TEAM, INC. ("TACT"), INTERNATIONAL OBJECT TECHNOLOGY, INC. ("IOT") and KELTIC FINANCIAL PARTNERS, LP ("KELTIC") are parties to a certain Restated and Amended Loan and Security Agreement dated as of March 23, 2004 (the "2004 LOAN AGREEMENT"), as heretofore amended by the following instruments of modification:

     (a) a letter modification dated as of March 23, 2005 (the "FIRST MODIFICATION"); and

     (b) an instrument of modification dated as of July 26, 2005 and entitled "Waiver to the Revolving Loan Agreement" (the "SECOND MODIFICATION").

     The 2004 Loan Agreement as heretofore amended by the aforementioned First Modification and Second Modification is hereinafter called the "LOAN AGREEMENT".

     TACT AND IOT HAVE REQUESTED THAT KELTIC AGAIN MODIFY THE LOAN AGREEMENT IN THE FOLLOWING THREE RESPECTS:

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THE A CONSULTING TEAM, INC.
INTERNATIONAL OBJECT TECHNOLOGY, INC.
Page 2
December 1, 2005

     (1) KELTIC WAIVE FOR ONLY THE CALENDAR QUARTER ENDING SEPTEMBER 30, 2005, THE EBITDA COVENANT REQUIREMENT SET FORTH IN SECTION 15.23 OF THE LOAN AGREEMENT (said EBITDA covenant requirement for the calendar quarter ending June 30, 2005, having been waived by the Second Modification).

     (2)  KELTIC RESET THE EBITDA COVENANT REQUIREMENT SET FORTH IN SECTION
          15.23 OF THE LOAN AGREEMENT TO $25,000, EFFECTIVE AS AT THE TEST DATE OF DECEMBER 31, 2005, AND THEREAFTER FOR THE REMAINDER OF THE TERM OF THE LOAN AGREEMENT.

     (3) KELTIC MAKE CLEAR THAT THE CONSENT PROVIDED IN SECTION 15.21 OF THE LOAN AGREEMENT (ALLOWING TACT AND IOT TO MAKE INVESTMENTS IN PERSONS, FIRMS OR CORPORATIONS IN THE COMBINED AGGREGATE AMOUNT OF UP TO $500,000 IF, AMONG OTHER THINGS, TACT AND IOT ARE IN COMPLIANCE WITH THE CORE EBITDA COVENANT SET FORTH IN SECTION 15.23 FOR TWO CONSECUTIVE QUARTERS) IS NOT ADVERSELY EFFECTED BY THE FAILURE OF TACT AND IOT TO COMPLY WITH THE EBITDA COVENANT REQUIREMENT SET FORTH IN
          SECTION 15.23 OF THE LOAN AGREEMENT FOR THE CALENDAR QUARTERS ENDING JUNE 30, 2005 AND SEPTEMBER 30, 2005, KELTIC'S WAIVER OF THE EBITDA COVENANT REQUIREMENT SET FORTH IN SECTION 15.23 OF THE LOAN AGREEMENT FOR BOTH SUCH CALENDAR QUARTERS BEING DEEMED COMPLIANCE WITH SUCH COVENANT FOR PURPOSES OF SECTION 15.21.

     In honor of such requests, Keltic agrees to, and does hereby, do each of the following:

     (1) KELTIC HEREBY WAIVES FOR THE CALENDAR QUARTER ENDING SEPTEMBER 30, 2005, THE EBITDA COVENANT REQUIREMENT SET FORTH IN SECTION 15.23 OF THE LOAN AGREEMENT (said EBITDA covenant requirement for the calendar quarter ending June 30, 2005, having been waived by the Second Modification).

     (2)  KELTIC HEREBY RESETS THE EBITDA COVENANT REQUIREMENT SET FORTH IN
          SECTION 15.23 OF THE LOAN AGREEMENT BY THE DELETION OF THE EXISTING
          SECTION 15.23, EFFECTIVE AS AT OCTOBER 1, 2005 AND BY THE SUBSTITUTION OF THE FOLLOWING THEREFOR (it being intended to reset the EBITDA covenant requirement set forth in Section 15.23 of the Loan Agreement to $25,000, effective as at the test date of December 31, 2005, and thereafter for the remainder of the term of the Loan Agreement):

               15.23 CORE EBITDA. Shall maintain Core EBITDA of no less than $25,000, tested quarterly at the end of each calendar quarter, commencing with the calendar quarter ending December 31, 2005.

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THE A CONSULTING TEAM, INC.
INTERNATIONAL OBJECT TECHNOLOGY, INC.
Page 3
December 1, 2005

     (3) KELTIC HEREBY MAKES CLEAR THAT THE CONSENT PROVIDED IN SECTION 15.21 OF THE LOAN AGREEMENT (ALLOWING TACT AND IOT TO MAKE INVESTMENTS IN PERSONS, FIRMS OR CORPORATIONS IN THE COMBINED AGGREGATE AMOUNT OF UP TO $500,000 IF, AMONG OTHER THINGS, TACT AND IOT ARE IN COMPLIANCE WITH THE CORE EBITDA COVENANT SET FORTH IN SECTION 15.23 FOR TWO CONSECUTIVE QUARTERS) IS NOT ADVERSELY EFFECTED BY THE FAILURE OF TACT AND IOT TO COMPLY WITH THE EBITDA COVENANT REQUIREMENT SET FORTH IN
          SECTION 15.23 OF THE LOAN AGREEMENT FOR THE CALENDAR QUARTERS ENDING JUNE 30, 2005 AND SEPTEMBER 30, 2005, KELTIC'S WAIVER OF THE EBITDA COVENANT REQUIREMENT SET FORTH IN SECTION 15.23 OF THE LOAN AGREEMENT FOR BOTH SUCH CALENDAR QUARTERS BEING DEEMED COMPLIANCE WITH SUCH COVENANT FOR PURPOSES OF SECTION 15.21.

     The effectiveness of the aforesaid waiver and amendment is subject to the payment of a $15,000 modification fee (payable $5,000 upon acceptance of this letter by TACT and IOT) and $10,000 on January 1, 2006 (it being also understood that such fee also compensates Keltic for its services performed with respect to Keltic's consent to the transaction described in the First Modification which was not consummated by TACT and IOT).

     The effectiveness of the aforesaid waiver and amendment is also subject to confirmation and acceptance by TACT and IOT of the above terms and conditions (and acceptance by TACT and IOT of this letter by their execution of a copy hereof will be deemed such confirmation and acceptance). The effectiveness of the aforesaid waiver and amendment is also subject to acceptance by TACT and IOT of the additional terms and conditions set forth below (and acceptance by TACT and IOT of this letter by their execution of a copy hereof will be deemed such confirmation and acceptance):

          (1) THIS WAIVER RELATES ONLY TO THE EBITDA COVENANT REQUIREMENT SET FORTH IN SECTION 15.23 OF THE LOAN AGREEMENT AND ONLY THE CALENDAR QUARTER ENDING SEPTEMBER 30, 2005 (said EBITDA covenant requirement for the calendar quarter ending June 30, 2005, having been waived by the Second Modification).

          (2) THIS AMENDMENT RELATES ONLY TO (1) THE EBITDA COVENANT REQUIREMENT SET FORTH IN SECTION 15.23 OF THE LOAN AGREEMENT PROSPECTIVELY FOR ALL PERIODS ENDING ON DECEMBER 31, 2005 AND THEREAFTER (2) THE CLARIFICATION OF SECTION 15.21 OF THE LOAN AGREEMENT THAT KELTIC'S WAIVER OF THE EBITDA COVENANT REQUIREMENT SET FORTH IN SECTION 15.23 OF THE LOAN AGREEMENT FOR THE CALENDAR QUARTERS ENDING JUNE 30, 2005 AND SEPTEMBER 30, 2005, BEING DEEMED COMPLIANCE WITH SUCH COVENANT FOR PURPOSES OF SECTION 15.21.

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THE A CONSULTING TEAM, INC.
INTERNATIONAL OBJECT TECHNOLOGY, INC.
Page 4
December 1, 2005

          (3) This letter will be deemed a modification of the Loan Agreement and the obligations of TACT and IOT hereunder will be considered a continuing covenant of the Loan Agreement.

          (4) All of the Loan Documents described and defined in the Loan Agreement shall be deemed to be amended in manner consistent hereto and conforming herewith.

          (5) TACT and IOT agree that there exist no offsets, defenses, set-offs, deductions, recoupments or counterclaims against any sums owing under the Loan Agreement.

          (6) Shmuel BenTov, in his capacity as Validity/Support Guarantor pursuant to the terms of a certain instrument of validity and support dated March 23, 2004, and entitled "Validity and Support Agreement", must confirm to Keltic that such instrument continues in full force and effect and is not impaired or otherwise lessened or adversely affected by the waiver and amendment granted by this letter.

          (7) TACT and IOT must pay for the services of Keltic's counsel who was engaged to review the Loan Agreement and to assist in the preparation of this letter. Such fees have been estimated to be $1,870.

     If TACT and IOT are in agreement with the terms and conditions of this letter, please execute and have Shmuel BenTov (in his aforesaid capacity as Validity/Support Guarantor) execute the enclosed copy of this letter and return it to me no later than December 10, 2005.

                                          Very truly yours,

                                          KELTIC FINANCIAL PARTNERS, LP
                                          BY: KELTIC FINANCIAL SERVICES LLC
                                              its general partner


                                              By: /s/ Robert N.Laughlin
                                                  ------------------------------
                                                  Robert N. Laughlin,
                                                  Managing Member

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THE A CONSULTING TEAM, INC.
INTERNATIONAL OBJECT TECHNOLOGY, INC.
Page 5
December 1, 2005

                     CONSENT OF THE A CONSULTING TEAM, INC.,
                    AND INTERNATIONAL OBJECT TECHNOLOGY, INC.

     Each of THE A CONSULTING TEAM, INC., and INTERNATIONAL OBJECT TECHNOLOGY, INC., hereby agrees to the terms and conditions of the above letter as of December 1, 2005.

ATTEST:                                    THE A CONSULTING TEAM, INC.


/s/ Richard Falcone                        By: /s/ Shmuel BenTov
--------------------------                     ---------------------------------
Richard Falcone, Secretary                     Shmuel BenTov, Chief Executive
                                               Officer

ATTEST:                                    INTERNATIONAL OBJECT TECHNOLOGY, INC.


/s/ Richard Falcone                        By: /s/ Shmuel BenTov
--------------------------                     ---------------------------------
Richard Falcone, Secretary                     Shmuel BenTov, Chief Executive
                                               Officer

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THE A CONSULTING TEAM, INC.
INTERNATIONAL OBJECT TECHNOLOGY, INC.
Page 6
December 1, 2005

               CONSENT OF VALIDITY/SUPPORT GUARANTOR SHMUEL BENTOV

     The undersigned hereby certifies on and as of December 1, 2005, as follows:

     1. (a) The undersigned acknowledges that THE A CONSULTING TEAM, INC. ("TACT"), INTERNATIONAL OBJECT TECHNOLOGY, INC. ("IOT") and KELTIC FINANCIAL PARTNERS, LP ("KELTIC") are parties to a certain Restated and Amended Loan and Security Agreement dated as of March 23, 2004 (the "2004 LOAN AGREEMENT"), as heretofore amended by the following instruments of modification:

               (1) a letter modification dated as of March 23, 2005 (the "FIRST MODIFICATION"); and

               (2) an instrument of modification dated as of July 26, 2005 and entitled "Waiver to the Revolving Loan Agreement" (the "SECOND MODIFICATION").

          (b) The 2004 Loan Agreement as so amended by the First Modification and the Second Modification is hereinafter collectively called the "LOAN AGREEMENT".

     2. The undersigned is the "VALIDITY/SUPPORT GUARANTOR" named in the Loan Agreement.

     3. In his capacity as Validity/Support Guarantor and pursuant to the terms of a certain instrument of validity and support dated March 23, 2004, and entitled "Validity and Support Agreement" (hereinafter the "VALIDITY AND SUPPORT AGREEMENT"), the undersigned has made certain representations and covenants and given certain warranties relating to TACT, IOT, the Loan Agreement and the Collateral as defined in and given to Keltic thereunder.

THE A CONSULTING TEAM, INC.
INTERNATIONAL OBJECT TECHNOLOGY, INC.
Page 7
December 1, 2005

     4. (a) By this Consent, the undersigned hereby acknowledges that the Loan Agreement has been modified by that certain letter modification of even date herewith (hereinafter the "THIRD MODIFICATION -DECEMBER 2005 LETTER AMENDMENT") provided by Keltic to TACT and IOT and accepted by TACT and IOT.

          (b) The undersigned acknowledges receipt of an executed copy of the Third Modification -December 2005 Letter Amendment.

          (c) The undersigned hereby consents to all the terms and conditions of the Third Modification -December 2005 Letter Amendment and the performance by TACT and IOT of their joint and several obligations thereunder.

          (d) The undersigned hereby specifically acknowledges and consents to the following terms and conditions of the Third Modification -December 2005 Letter Amendment:

               (1) Keltic's waiver of the EBITDA covenant requirement set forth in SECTION 15.23 of the Loan Agreement for the calendar quarter ending September 30, 2005 (said EBITDA covenant requirement for the calendar quarter ending June 30, 2005, having been waived by the Second Modification).

               (2) Keltic's resetting of the EBITDA covenant requirement set forth in Section 15.23 of the Loan Agreement by the deletion of the existing Section 15.23, effective as at October 1, 2005 and by the substitution of the following in its place (it being intended to reset the EBITDA covenant requirement set forth in Section 15.23 of the Loan Agreement to $25,000, effective as at the test date of December 31, 2005, and thereafter for the remainder of the term of the Loan Agreement):

                        15.23 CORE EBITDA. Shall maintain Core EBITDA of no less than $25,000, tested quarterly at the end of each calendar quarter, commencing with the calendar quarter ending December 31, 2005.

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THE A CONSULTING TEAM, INC.
INTERNATIONAL OBJECT TECHNOLOGY, INC.
Page 8
December 1, 2005

               (3)  Keltic's making clear that the consent provided in Section
                    15.21 of the Loan Agreement (allowing TACT and IOT to make investments in persons, firms or corporations in the combined aggregate amount of up to $500,000 if, among other things, TACT and IOT are in compliance with the Core EBITDA covenant set forth in Section 15.23 for two consecutive quarters) is not adversely effected by the failure of TACT and IOT to comply with the EBITDA covenant requirement set forth in Section 15.23 of the Loan Agreement for the calendar quarters ending June 30,2005 and September 30, 2005, Keltic's waiver of the EBITDA covenant requirement set forth in Section 15.23 of the Loan Agreement for the calendar quarters ending June 30, 2005, and September 30, 2005 being deemed compliance with such covenant for purposes of Section 15.21.

     5. The undersigned agrees that his obligations under the Validity and Support Agreement continue unchanged and all the undersigned's representations, covenants and warranties thereunder are herein re-affirmed and restated.

     6. (a) The undersigned further agrees that all references in the Validity and Support Agreement to the term "LOAN AGREEMENT" shall be deemed to be references to the Loan Agreement as now amended by the Third Modification -December 2005 Letter Amendment and by any other amendments made from time to time hereafter.

          (b) The undersigned further agrees that all references in any Loan Document (as such term is defined in the Loan Agreement) to any other Loan Document shall include therein all extensions, modifications, refinancings, renewals, substitutions, replacements and/or redatings of the applicable Loan Document, whether now or hereafter made or effected.

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THE A CONSULTING TEAM, INC.
INTERNATIONAL OBJECT TECHNOLOGY, INC.
Page 9
December 1, 2005

     7.   The undersigned additionally agrees that:

          (a) All provisions of the Validity and Support Agreement are hereby reaffirmed and given again in this Consent as if each provision was herein set forth at length.

          (b) None of the provisions hereof or of the Third Modification -December 2005 Letter Amendment in any way impairs or lessens his joint and several liability as set forth in the Validity and Support Agreement.

          (c) None of the provisions of the Third Modification -December 2005 Letter Amendment in any way impairs or lessens any security given by him to secure the Validity and Support Agreement.

          (d) All other Loan Documents defined in the Loan Agreement are deemed to be amended so as to be in conformity herewith.

     IN WITNESS WHEREOF, SHMUEL BENTOV has executed this Consent as of the date first above written.

WITNESS:


/s/ Richard Falcone                                   /s/ Shmuel BenTov
--------------------                                  --------------------------
Richard Falcone                                       Shmuel BenTov

                       CERTIFICATION REGARDING DIRECTORS'
                   RESOLUTIONS OF THE A CONSULTING TEAM, INC.

     The undersigned Richard Falcone, being Secretary of THE A CONSULTING TEAM, INC., a New York corporation, does hereby certify that the following is a true copy of resolutions duly and unanimously adopted by the Board of Directors of THE A CONSULTING TEAM, INC., at a meeting of said directors held on December 1, 2005, and that the same are in full force and effect.

     "RESOLVED, that THE A CONSULTING TEAM, INC., be and hereby is authorized to execute that certain letter agreement (hereinafter called the "THIRD MODIFICATION -DECEMBER 2005 LETTER AMENDMENT") which amends that certain Restated and Amended Loan and Security Agreement dated as of March 23, 2004 by and among THE A CONSULTING TEAM, INC., INTERNATIONAL OBJECT TECHNOLOGY, INC. and KELTIC FINANCIAL PARTNERS, LP, as heretofore amended by a letter modification dated as of March 23, 2000, and an instrument of modification dated as of July 26, 2005 and entitled "Waiver to the Revolving Loan Agreement"; and be it

     "FURTHER RESOLVED, that Shmuel BenTov, as president of THE A CONSULTING TEAM, INC., and acting alone and without the need for co-execution by any other officer of THE A CONSULTING TEAM, INC., whether attesting otherwise, be and he hereby is authorized to execute and deliver the aforesaid THIRD MODIFICATION -DECEMBER 2005 LETTER AMENDMENT and any and all other documents and to perform all other actions for and on behalf of THE A CONSULTING TEAM, INC., which may be necessary to effectuate the intent of the foregoing resolution."

     IN WITNESS WHEREOF, I have hereunto set my hand as of December 1, 2005.


                                                      /s/ Richard Falcone
                                                      --------------------------
                                                      Richard Falcone, Secretary

                       CERTIFICATION REGARDING DIRECTORS'
              RESOLUTIONS OF INTERNATIONAL OBJECT TECHNOLOGY, INC.

     The undersigned Richard Falcone, being Secretary of INTERNATIONAL OBJECT TECHNOLOGY, INC., a New Jersey corporation, does hereby certify that the following is a true copy of resolutions duly and unanimously adopted by the Board of Directors of INTERNATIONAL OBJECT TECHNOLOGY, INC., at a meeting of said directors held on December 1, 2005, and that the same are in full force and effect.

     "RESOLVED, that INTERNATIONAL OBJECT TECHNOLOGY, INC., be and hereby is authorized to execute that certain letter agreement (hereinafter called the "THIRD MODIFICATION -DECEMBER 2005 LETTER AMENDMENT") which amends that certain Restated and Amended Loan and Security Agreement dated as of March 23, 2004 by and among THE A CONSULTING TEAM, INC., INTERNATIONAL OBJECT TECHNOLOGY, INC. and KELTIC FINANCIAL PARTNERS, LP, as heretofore amended by a letter modification dated as of March 23, 2000, and an instrument of modification dated as of July 26, 2005 and entitled "Waiver to the Revolving Loan Agreement"; and be it

     "FURTHER RESOLVED, that Shmuel BenTov, as president of INTERNATIONAL OBJECT TECHNOLOGY, INC., and acting alone and without the need for co-execution by any other officer of INTERNATIONAL OBJECT TECHNOLOGY, INC., whether attesting otherwise, be and he hereby is authorized to execute and deliver the aforesaid THIRD MODIFICATION -DECEMBER 2005 LETTER AMENDMENT and any and all other documents and to perform all other actions for and on behalf of INTERNATIONAL OBJECT TECHNOLOGY, INC., which may be necessary to effectuate the intent of the foregoing resolution."

     IN WITNESS WHEREOF, I have hereunto set my hand as of December 1, 2005.

                                                      /s/ Richard Falcone
                                                      --------------------------
                                                      Richard Falcone, Secretary